Exhibit 10.1

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

          First Amendment, dated as of August 11, 2004 (“Amendment”), to Employment Agreement, dated September 11, 2003, between Avatar Holdings Inc., a Delaware corporation (the “Company”), and Dennis J. Getman (the “Employee”).

W I T N E S S E T H:

          WHEREAS, the Company and the Employee entered into an Employment Agreement (the “Agreement”) dated September 11, 2003; and

          WHEREAS, the Company and the Employee desire to amend the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the Company and Employee, intended to be legally bound, hereby agree as follows:

          1. Paragraph 3 of the Annex to the Agreement is amended and restated in its entirety as set forth in Exhibit A to this Amendment.

          2. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

          3. This Amendment shall be subject to, and governed by, the laws of the State of Florida applicable to contracts made and to be performed in the State of Florida, regardless of where the Employee is in fact required to work.

          4. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

AVATAR HOLDINGS INC.
By:	/s/ Gerald D. Kelfer
	Name:	Gerald D. Kelfer
	Title:	President and Chief Executive Officer

/s/ Dennis J. Getman
Employee
Name: Dennis J. Getman

Exhibit A

3.	The Employee is hereby awarded the following Percentages for asset sales of the following Eligible Properties:

4.

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(a)

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